THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THE WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH PARAGRAPH (D) OF THIS WARRANT.

             Void after 5:00 p.m. New York Time on December 29, 2002
                Warrant to Purchase 50,000 Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                              TEARDROP GOLF COMPANY

     This is to Certify that, FOR VALUE RECEIVED, RAM GOLF CORPORATION, or its registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from TearDrop Golf Company, a Delaware corporation (the "Company"), fifty thousand (50,000) fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a price of $6.625 per share at any time or from time to time during the period from December 29, 1997 to December 29, 2002, but not later than 5:00 p.m. New York City Time, on December 29, 2002. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

      (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after December 29, 1997 and until December 29, 2002 (the "Exercise Period"), provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's stockholders, prior to December 29, 2002, the Holder shall have the right to exercise this Warrant commencing at such time through December 29, 2002 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

      (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

      (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

                  (2) If the Common Stock is not so listed or admitted to
            unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current Market Value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to
            unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

            (1) Restrictions on Transfer. Neither this Warrant, the Warrant Shares issuable upon the exercise hereof nor any interest herein or therein shall be transferable except upon the conditions specified in this paragraph (d), which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), in respect of any such transfer. The holder hereof will cause any transferee of this Warrant, the Warrant Shares or any interest herein or therein held by him to agree to take and hold the Warrant, the Warrant Shares or an interest herein or therein subject to the provisions and upon the conditions specified in this paragraph (d).

                  2. Restrictive Legend. This Warrant and each Warrant Share shall (unless otherwise permitted by the provisions of subparagraph
            (d)(3)) include a legend in substantially the following form:

            Warrant Legend:

                  THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH PARAGRAPH
                  (D) OF THIS WARRANT.

            Warrant Share Legend:

                  THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THESE SHARES NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THESE SHARES FOR INVESTMENT AND

                  AGREES TO COMPLY IN ALL RESPECT WITH PARAGRAPH
                  (D) OF THE WARRANT DATED AS OF DECEMBER 29, 1997 PURSUANT TO WHICH THESE SHARES WERE ISSUED.

                  (3) Notice of Proposed Transfers. The holder of this Warrant or any Warrant Shares by acceptance hereof or thereof agrees to comply in all respect with the provisions of this paragraph (d). Prior to any proposed transfer of this Warrant or any Warrant Shares which transfer is not made pursuant to an effective registration statement, the holder hereof or thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstance of the proposed transfer in reasonable detail, and shall be accompanied by
            (a) a written opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer may be effected without registration under the Act or (b) written assurance from the staff of the Securities and Exchange Commission (the "Commission") that it will not recommend that any action be taken by the Commission in the event such transfer is effected without registration under the Act. Such proposed transfer may be effected only if the Company shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of this Warrant or the Warrant Shares shall be entitled to transfer this Warrant or the Warrant Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing this Warrant or the Warrant Shares transferred as above provided shall bear the appropriate legend set forth in subparagraph (d)(2), except that such certificate shall not bear such legend if the option of counsel or written assurance referred to above is to the further effect that neither such legend nor the restriction on transfer in this Article are required to ensure compliance with the Act.

                  (4) Termination of Conditions and Obligations. The conditions precedent imposed by this paragraph (d) upon the transferability of the Warrant Shares shall terminate as to any particular Warrant Shares when such Warrant Shares shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such Warrant Shares or at such time as an opinion of counsel as specified in subparagraph (3) shall have been rendered to the effect set forth in the last sentence of subparagraph (3).

                  (5) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

            (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order than any dividend or distribution in shares of Common Stock or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

            (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any.

            (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section (f) above.

            (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

     (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

     (h) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this

Warrant) or in the case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (h) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     IN WITNESS WHEREOF, this Warrant is executed this ____ day of December, 1997.

                                          TEARDROP GOLF COMPANY

                                          By: /s/ RUDY A. SLUCKER
                                              --------------------------------
                                              Title: President

[SEAL]

Dated As Of:   December 29, 1997

Attest:

--------------------------------
Secretary

                                  PURCHASE FORM

                                          Dated __________, 19___

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of Common Stock and hereby makes payment of ______ in payment of the actual price thereof.

                               ------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _______________________________________
(Please typewrite or print in block letters)

Address: ___________________________________

Signature __________________________________

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto

Name _______________________________________
(Please typewrite or print in block letters)

Address ____________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________ as attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date __________, 19___

Signature ____________